Investor Presentation June 15, 2023

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements The information contained in this report may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words "believe" "anticipate," "estimate," "expect," "project," "target," "goal" and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to those set forth below: • Operating, legal and regulatory risks; • Economic, political and competitive forces; • General economic conditions, either nationally or in our market areas, that are worse than expected included as a result of employment levels and labor shortages, and the effect of inflation, a potential recession or slowed economic growth caused by supply chain disruptions or otherwise; • Legislative, regulatory and accounting changes, including increased assessments by the Federal Deposit Insurance Corporation; • Monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; • Demand for our financial products and services in our market area; • Major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, including the current coronavirus (COVID-19) pandemic, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies; • Inflation or volatility in interest rates that reduce our margins and yields, the fair value of financial instruments or our level of loan originations or prepayments on loans we have made and make; • Fluctuations in real estate values in our market area; • A failure to maintain adequate levels of capital and liquidity to support our operations; • The composition and credit quality of our loan and investment portfolios; • Changes in the level and direction of loan delinquencies, classified and criticized loans and charge-offs and changes in estimates of the adequacy of the allowance for credit losses; • Changes in the economic assumptions utilized to calculate the allowance for credit losses; • Our ability to access cost-effective funding; • Changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; • Our ability to implement our business strategies; • Our ability to manage market risk, credit risk and operational risk; • Timing and amount of revenue and expenditures; • Adverse changes in the securities markets; • The impact of any military conduct, terrorist act or other geopolitical acts; 2

Safe Harbor Statement (cont’d) Cautionary Note Regarding Forward-Looking Statements • Our ability to enter new markets successfully and capitalize on growth opportunities; • Competition for loans, deposits and employees; • System failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers; • The failure to maintain current technologies and/or to successfully implement future information technology enhancements; • Our ability to retain key employees; • Other risks and uncertainties, including those occurring in the U.S. and world financial systems; and • The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These forward-looking statements speak only as of the date of the report. Univest Financial Corporation (the Corporation) expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Corporation's expectations with regard to any change in events, conditions or circumstances on which any such statement is based. 3

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures include tangible common equity, core net interest income excluding PPP, core noninterest expense excluding purchase accounting (“PA”), core tax equivalent revenue, core pre-tax pre- provision income less net charge-offs (“PTPP-NCO”), average assets excluding PPP, and average interest earning assets excluding excess liquidity and PPP. Management uses these “non-GAAP” measures in its analysis of the Corporation’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Corporation believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 4

COMPANY OVERVIEW

Univest Company Overview • Headquartered in Souderton, Pennsylvania (Montgomery County) • Bank founded in 1876, holding company formed in 1973 • Engaged in financial services business, providing full range of banking, insurance and wealth management services ◦ Comprehensive financial solutions delivered locally • Experienced management team with proven performance track record • Primarily serving thirteen counties in the Southeastern and Central regions of Pennsylvania and three counties in Southern New Jersey; recently expanded into Western PA and Maryland • Operating leverage and scale with $7.4 billion of assets, $4.3 billion of assets under management and supervision and agent for $210 million of underwritten insurance premiums as of 3/31/23 6

UVSP by the Numbers 7 7th Largest Diversified Financial Institution Headquartered in PA 10.0% Core EPS <5-year CAGR> 7.7% TBV/Share Conservatively Managed Organic Growth Engine ~25% - 30% High Margin Fee Income Business Revenue/Total 11.1% 5-yr CAGR Organic Loan Growth w/ Exceptional Asset Quality 10.8% 5-yr CAGR Organic Core Deposit Growth 2nd Largest Bank-owned Insurance Agency in PA 3rd Largest Bank-owned Wealth Management business in PA

Deposits and Liquidity Highlights (As of March 31, 2023) 8 Committed borrowing capacity of $3.1 billion ($1.9 billion available1) Estimated unprotected deposits totaled $1.6 billion3 or 27.4% of total deposits Noninterest-bearing deposits represent 30.8% of total deposits 1. Reflects usage of $384 million of FHLB advances and $830 million of letters of credit used to collateralize our public fund deposits 2. Brokered Deposit policy limit allows for a maximum of 20% of assets 3. Excludes insured, collateralized and internal accounts 4. Includes AFS and HTM investments Prudently managed investment portfolio: ~ 7% of total assets Unrealized loss ~ 8%4 of equity Brokered deposits totaled $127 million or 1.7% of total assets. Additional available liquidity from future brokered deposits up to $1.3 billion2 Uncommitted funding sources of $410.0 million ($320.0 million unused)

# Deposit and Liquidity Update (As of June 12, 2023)

| Deposits | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| Dollars in thousands | | 3/31/23 | % | | 6/12/23 | % | | Change | % |
| Noninterest-Bearing Deposits | $ | 1,799,225 | 30.8% | $ | 1,635,869 | 27.6% | $ | (163,356) | (9.1)% |
| Demand Deposits | | 2,433,575 | 41.7% | | 2,522,269 | 42.6% | | 88,694 | 3.6% |
| Savings Deposits | | 955,530 | 16.4% | | 852,714 | 14.4% | | (102,816) | (10.8)% |
| Time Deposits | | 646,327 | 11.1% | | 906,777 | 15.3% | | 260,450 | 40.3% |
| **Total Deposits** | **$** | **5,834,657** | | **$** | **5,917,629** | | **$** | **82,972** | 1.4% |
| | | | | | | | | | |
| Consumer | $ | 2,343,364 | 40.2% | $ | 2,262,136 | 38.2% | $ | (81,228) | (3.5)% |
| Commercial | | 2,404,497 | 41.2% | | 2,393,220 | 40.4% | | (11,277) | (0.5)% |
| Public Funds | | 959,753 | 16.4% | | 987,764 | 16.7% | | 28,011 | 2.9% |
| Brokered | | 127,043 | 2.2% | | 274,509 | 4.6% | | 147,466 | 116.1% |
| **Total Deposits** | **$** | **5,834,657** | | **$** | **5,917,629** | | **$** | **82,972** | 1.4% |
| | | | | | | | | | |
| Total estimated unprotected deposits [1] | $ | 1,600,000 | | $ | 1,399,000 | | $ | (201,000) | (12.6)% |
| % of Total deposits | | 27.4 % | | | 23.6 % | | | | |

[1] Excludes insured, collateralized and internal accounts.

| Liquidity | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | 3/31/23 | | | | 6/12/23 | | | | Change | | |
| Dollars in millions | | Balance | | Unused | | Balance | | Unused | | Balance | Unused |
| FHLB - Pittsburgh [1] | $ | 383.7 | $ | 1,739.7 | $ | 401.0 | $ | 1,788.0 | $ | 17.3 $ | 48.3 |
| Federal Fund Lines (9 Lenders) [2] | | 90.0 | | 320.0 | | 125.0 | | 285.0 | | 35.0 | (35.0) |
| FRB - Philadelphia | | — | | 119.6 | | — | | 140.0 | | — | 20.4 |
| Univest Financial Corp LOC [3] | | — | | 10.0 | | — | | 10.0 | | — | — |
| **Total** | $ | 473.7 | $ | 2,189.3 | $ | 526.0 | $ | 2,223.0 | $ | 52.3 $ | 33.7 |
| | | | | | | | | | | | |
| Total Broker Deposit Capacity Per Policy [4] | | | | 1,472.0 | | | | 1,499.0 | | | 27.0 |
| Available Broker Deposit Capacity | | | | 1,345.0 | | | | 1,225.0 | | | (120.0) |

[1] Balances do not include letters of credit used to collateralize public fund deposits ($830 million at March 31, 2023 and $868 million at June 12, 2023)
[2] Uncommitted lines ranging from $15 million to $75 million
[3] Holding Company Line of Credit with 3rd Party Financial Institution
[4] 20% of Total Assets

9

Expense Management Strategies 10 In response to the current macroeconomic headwinds, certain expense management strategies, which are described below, were executed in the second quarter of 2023. • Estimated annual savings of ~$5.4 million. • Headcount Rationalization ◦ ~28 FTE reduction primarily concentrated within certain Commercial & Mortgage lending teams ◦ Includes ~8 CRE team members; ~50% reduction in size of group ◦ ~$1.1 million in one-time costs ◦ ~$3.9 million in annual savings • Branch Optimization ◦ Reducing physical presence by net 3 locations ◦ Closing the East Greenville financial center in Q4 2023 ▪ ~$0.5 million in annual savings ◦ Combining Hatboro & Bensalem locations into existing Warminster location in Q4 2023 ▪ ~$1.0 million in annual savings

Executive Leadership Team 11 Name Age Tenure (yrs) with Univest Title Jeffrey M. Schweitzer 49 15 President and CEO, Univest Financial Corporation Michael S. Keim 55 14 Chief Operating Officer, Univest Financial Corporation and President, Univest Bank and Trust Co. Brian J. Richardson 40 6 Senior Executive Vice President, Chief Financial Officer Megan D. Santana 47 7 Senior Executive Vice President, Chief Risk Officer and General Counsel Patrick C. McCormick 46 1 Executive Vice President, Chief Credit Officer John T. Haurin 58 6 President, Commercial Banking, East Penn and NJ Division Thomas J. Jordan 55 6 President, Commercial Banking, Central PA Division Christopher M. Trombetta 53 0 President, Commercial Banking, Western PA Division (joined Univest in April 2022) Matthew L. Cohen 40 0 President, Commercial Banking, Maryland Division (joined Univest in April 2022) Ronald R. Flaherty 55 14 President, Univest Insurance LLC David W. Geibel 50 9 President, Girard (Univest Wealth Management Division) William J. Clark 59 16 President, Univest Capital, Inc. Brian E. Grzebin 51 4 President, Mortgage Banking Division Dana E. Brown 55 6 President, Consumer Services Eric W. Conner 52 16 Senior Executive Vice President and Chief Information Officer M. Theresa Fosko 52 19 Executive Vice President and Director of Human Resources Briana J. Dona 42 22 Executive Vice President and Managing Director of Innovation Joseph A. Pensabene 56 0 Executive Vice President and Managing Director of Operations (joined Univest August 2022) 11

Univest Primary Physical Service Area 12 Expansion Markets Western PA Maryland KEY Headquarters Financial Center Regional Center Regional Center (Deposit Taking) Insurance

• Univest is one of the two largest community focused financial institutions remaining headquartered in the Philadelphia market (WSFS being the other) • Univest Bank and Trust Co. primarily operates in thirteen counties in Pennsylvania including: Berks, Bucks, Chester, Cumberland, Dauphin, Delaware, Lancaster, Lebanon, Lehigh, Montgomery, Northampton, Philadelphia and York. Additionally, Univest Bank and Trust Co. recently expanded into Western PA and Maryland. • The current Univest financial center network is predominantly concentrated in Bucks, Lancaster, Montgomery and Philadelphia counties Market Opportunity Source: FDIC Market Share Data 13 Market Share (6/30/22) Market Market Rank # of Branches Deposits 6/2022 Share % 6/2021 Share % Montgomery County 5th 12 $3.0B 7.2% 7.1% Bucks County 7th 9 $1.4B 5.4% 5.3% Philadelphia County 13th 6 $500M 0.7% 0.7% Lancaster County 10th 5 $467M 2.9% 2.8%

2023 Strategy 14 Grow Fee Revenue: ■ Continue to grow non-interest income and pre-tax income in the Mortgage Banking, Wealth Management and Insurance lines of business Improve Operating Leverage: ■ Maximize the potential of digital capabilities to create operating leverage and reduce our efficiency ratio Balance Sheet Optimization: ■ Maintain net interest margin in 2023 with peer competitive metrics ■ Execute a diversified deposit sourcing strategy Digital Transformation: ■ Leverage our previous technology investments and further enhance our ability to deliver our financial solutions digitally with a human touch; Focus on data analytics and personalization to increase capture from existing customers ■ Achieve the hub and spoke operating model when entering new markets without sacrificing on customer service ESG Initiatives and Reporting: ■ Continue to enhance ESG reporting to comply with evolving SEC requirements ■ Execute on third year of three-year Strategic Roadmap related to diversity, equity and inclusion

Attractive Investment Opportunity 15 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based on price of $20.19 (represents average closing price 6/6/23-6/12/23). 3. Based on analyst average consensus of $2.60 EPS for 2023 (KBW projection of $2.70, Piper Sandler projection of $2.52 and Stephens projection of $2.58). Analyst projections obtained from FactSet on June 12, 2023. 18.53% 18.66% 1.56% 1.56% 14.05% 14.31% Core PTPP-NCO ROATE Core PTPP-NCO ROAA Core PTPP-NCO ROAE 2022 Q1 YTD 2023 —% 10.00% 20.00% 30.00% Strong Earnings Performance1 Dividend Yield 4.16% (2) 7.8x Projected 2023 EPS (2)(3) 0.96x Tangible Book Value per Share (1)(2) Attractive Valuation Super-Community Bank Headquartered in attractive Southeastern Pennsylvania market Opportunity and ability to scale and obtain operating leverage Diversified lines of business and revenue streams (i.e. Noninterest Income represents ~25% - 30% of total revenue)

SUMMARY FINANCIAL HIGHLIGHTS

Q1 YTD 2023 Results 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Includes PA capital stock tax expense - increases efficiency ratio by approximately 170 bps 17 Earnings Loans & Deposits Key Ratios Reported Earnings: $21.0 million $0.71 per Share Core PTPP-NCO1: $27.8 million Reported ROAA: 1.18% Core PTPP-NCO ROAA1: 1.56% Reported ROATE 1: 14.11% Core PTPP-NCO ROATE 1: 18.66% Annualized Loan Growth: 7.6% Annualized Deposit Contraction: 5.2% Average Loan to Deposit Ratio: 105.6% Net Interest Margin1 of 3.58% (tax-equivalent excluding excess liquidity) Reported Efficiency Ratio2 of 62.2% Non-Performing Assets to Total Assets of 0.44% Tangible Equity1 to Tangible Assets of 8.6% and Tangible Book Value Per Share of $21.07 at 3/31/23

$64,978 $68,620 $84,911 $85,340 $87,236 $108,434 $27,841 2017 2018 2019 2020 2021 2022 Q1 2023 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Core Pre-Tax Pre-Provision Income less Net Charge-Offs1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 18

$14.44 $15.24 $17.01 $17.66 $20.14 $20.42 $21.07 2017 2018 2019 2020 2021 2022 Q1 2023 $— $5.00 $10.00 $15.00 $20.00 $25.00 Tangible Book Value Per Share1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Assumes no Wealth Management or Insurance acquisitions. Target 8-10% Annual Growth 2 2017 - 2023 CAGR = 7.5% 19 12/31/22 vs 3/31/23 $20.42 $0.71 $(0.28) $0.22 $21.07 12/31/22 Earnings Buybacks, Dividends, Other AOCI 3/31/2023 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 1 12/31/21 vs 3/31/23 $20.14 $3.35 $(1.09) $(1.33) $21.07 12/31/21 Earnings Buybacks, Dividends, Other AOCI 3/31/2023 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

Core PTPP- NCO ROAA & ROTE 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 1.49% 1.45% 1.63% 1.51% 1.37% 1.56% 1.56% 2017 2018 2019 2020 2021 2022 Q1 2023 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 19.54% 16.33% 18.20% 17.58% 15.77% 18.53% 18.66% 2017 2018 2019 2020 2021 2022 Q1 2023 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 21.00% 22.00% 20 Core PTPP-NCO ROAA1 Core PTPP-NCO ROTE1

Net Interest Income 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Pro forma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a pro forma 21% tax rate for all periods presented 21 3.78% 3.72% 3.67% 3.37% 3.18% 3.52% 3.58% 3.78% 3.72% 3.59% 3.16% 3.06% 3.38% 3.58% 0.08% 0.21% 0.12% 0.14% Reported NIM (2) PPP & Excess Liquidity Core Net Interest Income excluding PPP (1) 2017 2018 2019 2020 2021 2022 2023 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% $130,000 $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 Core Net Interest Margin

62.5% 61.9% 61.4% 60.6% 60.9% 62.4% 62.2% 60.8% 60.1% 60.2% 60.7% 63.2% 59.7% 59.0% Reported Efficiency Ratio (Noninterest Expense/Tax Equivalent Revenue) Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Core Tax Equivalent Revenue) (1),(2) 2017 2018 2019 2020 2021 2022 Q1 2023 50.0% 52.5% 55.0% 57.5% 60.0% 62.5% 65.0% 67.5% 70.0% 72.5% 75.0% Efficiency Ratio 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based upon a pro forma 21% tax rate for all periods presented. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense. 22 UVSP pays a Bank Share Tax rather than Bank Income Tax to the Commonwealth of Pennsylvania as a result of our type of charter. This amount is included in noninterest expense and increases our efficiency ratio by approximately 170 bps compared to other banks that do not have this tax. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense.

Revenue (excluding PPP impact) 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. 2022 is a pro forma annualized figure - (YTD Q3/3x4) Revenue = Net Interest Income + Noninterest Income $ (0 00 ) N on-Interest Incom e % of Total R evenue Net Interest Income (excl PPP) Non-Interest Income Non-Interest Income % of Total revenue 2017 2018 2019 2020 (1) 2021 (1) 2022 (1) Q1 YTD 2023 — 60,000 120,000 180,000 240,000 300,000 360,000 —% 10% 20% 30% 40% 50% 23 Commercial, 64.6% Consumer, 1.6% Mortgage, 11.8% Univest Capital, 2.7% Wealth, 8.5% Insurance, 8.5% Other, 2.3% Revenue Revenue by Line of Business (Q1 YTD 2023) 1

Fee Income 24 $55,963 $59,240 $60,173 $65,422 $78,328 $83,224 $77,885 $19,680 33% 29% 28% 28% 32% 32% 26% 25% Trust / Wealth Fee Income Insurance Fee Income Mortgage Banking Service Charges on Deposit Accounts Other Service Fee Income BOLI Other % of Total Revenue 2016 2017 2018 2019 2020 2021 2022 Q1 YTD 2023 $— $12,000 $24,000 $36,000 $48,000 $60,000 $72,000 $84,000 $96,000 —% 10% 20% 30% 40% 50%

Assets and Loans Chart data as of December 31 except for 2023 (3/31) Assets Excluding PPP Loans: 2020 = $5.9B, 2021 = $7.1B and 2022 = $7.2B $ (0 00 ) $4.2B $4.6B $5.0B $5.4B $6.3B $7.1B $7.2B $7.4B Net Loans & Leases Total Investment Securities Other Assets Cash and Due From Banks 2016 2017 2018 2019 2020 2021 2022 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 25 Assets Loans by Segment (excluding PPP) $3.3B $3.6B $4.0B $4.4B $4.8B $5.3B $6.1B $6.2B Commercial Real Estate Commercial, financial and agricultural Real Estate - Residential Loans to Individuals Lease Financings 2016 2017 2018 2019 2020 2021 2022 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 CAGR = 10.8%

Liabilities and Deposits Chart data as of December 31 except for 2023 (3/31) $ (0 00 ) $3.7B $4.0B $4.4B $4.7B $5.6B $6.3B $6.4B $6.6B Interest-Bearing Deposits Noninterest-Bearing Deposits Borrowings Other Liabilities 2016 2017 2018 2019 2020 2021 2022 2023 $— $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $ (0 00 ) $3.3B $3.6B $3.9B $4.4B $5.2B $6.1B $5.9B $5.8B DD, Noninterest-Bearing DD, Interest-Bearing Regular Savings Time Deposits 2016 2017 2018 2019 2020 2021 2022 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 26 CAGR = 9.8% Liabilities Deposits

Stable Asset Quality Chart data as of December 31 except for 2023 (3/31) $ (0 00 ) Nonaccrual Loans and Leases ACL/nonaccrual loans and leases 2016 2017 2018 2019 2020 2021 2022 2023 $— $10,000 $20,000 $30,000 $40,000 $50,000 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% $ (0 00 ) Nonaccrual & 90+ Past Due Loans and Leases Troubled Debt Restructured Loans and Leases Other Real Estate Owned Ratio of Net Charge-offs to Avg Loans and Leases Nonperforming Assets to Total Assets 2016 2017 2018 2019 2020 2021 2022 2023 $— $10,000 $20,000 $30,000 $40,000 $50,000 (0.25)% —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 27 Nonperforming Assets Nonaccrual Loans & Leases

Current Expected Credit Loss (CECL)1 28 $( 00 0) $35.3 $12.9 $36.3 $3.1 $(4.6) $83.0 $(10.5) $(0.4) $(0.2) $71.9 $4.3 $6.7 $(3.9) $79.0 $2.8 $1.0 $(2.8) $80.0 2019 CECL Adoption Loan growth and changes in economic related assumptions Specific Reserves Net Charge- Offs 2020 Loan growth and changes in economic related assumptions Specific Reserves Net Charge- Offs 2021 Loan growth and changes in economic related assumptions Specific Reserves Net Charge- Offs 2022 Loan growth and changes in economic related assumptions Specific Reserves Net Charge- Offs Q1 2023 $— $25.0 $50.0 $75.0 $100.0 1.72% 1.36% 1.29% Coverage Ratio 0.85% 1.10% 1. Reflects the current expected credit loss for loans and leases only; excludes the current expected credit loss for investment securities and unfunded commitments 1.28%

LIQUIDITY AND CAPITAL

Liquidity and Capital All data in millions, as of 3/31/23 Balance Unused FHLB - Pittsburgh $ 383.7 $ 1,739.7 Federal Fund Lines (10 Lenders)* 90.0 320.0 FRB - Philadelphia — 119.6 Univest Financial Corp. LOC 1 — 10.0 Total $ 473.7 $ 2,189.3 *Uncommitted lines ranging from $15mm to $75mm 1 Holding Company Line of Credit with 3rd Party Financial Institution Period Amount 2023 $ 10.2 2024 105.2 2025 80.1 2026 60.0 2028 25.0 Total $ 280.5 30 Liabilities & Shareholders’ Equity Borrowing Sources – as of 3/31/23 Wholesale Term Funding Maturities – as of 3/31/23 Business Deposits, 32.7% Public Funds Deposits, 13.0% Consumer Deposits, 31.8% Brokered Deposits, 1.7% Other Borrowings, 6.7% Subordinated debt, 2.0% Other Liabilities, 1.2% Shareholders’ Equity, 10.8% $7.4 Billion at 3/31/23

Strong Capital Ratios Provide for Operating Flexibility 31 Tier 1 (Leverage) 8.84% 10.48% 10.13% 10.02% 9.08% 9.13% 9.81% 9.71% 5.00% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (3/31/23) 2016 2017 2018 2019 2020 2021 2022 2023 —% 5.00% 10.00% 15.00% Tier 1 (Common/RBC) 9.42% 11.11% 10.88% 11.03% 10.76% 11.08% 10.37% 10.43% 8.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (3/31/23) 2016 2017 2018 2019 2020 2021 2022 2023 —% 5.00% 10.00% 15.00% Total (RBC) 12.44% 14.00% 13.70% 13.78% 15.31% 13.77% 13.67% 13.78% 10.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (3/31/23) 2016 2017 2018 2019 2020 2021 2022 2022 —% 5.00% 10.00% 15.00% 20.00% Parent Cash Position $2.0 $73.8 $79.0 $82.9 $154.6 $99.9 $130.2 $118.0 2016 2017 2018 2019 2020 2021 2022 3/31/23 $— $50.0 $100.0 $150.0 $200.0 Tier 1 and Common Equity Tier 1 Capital Ratios are the same.

Largest Deposit Relationships 1 – As of 3/31/23 32 Deposits Balance Weighted Rank Type (000s) Avg Rate 1 Public Funds 127,724 4.92% 2 Bus / Corp 79,545 0.00% 3 Bus / Corp 54,376 3.73% 4 Public Funds 45,158 4.75% 5 Public Funds 42,866 5.00% 6 Public Funds 37,557 5.00% 7 Public Funds 35,073 5.00% 8 Public Funds 34,964 4.88% 9 Public Funds 33,531 5.00% 10 Public Funds 30,765 5.00% 11 Public Funds 30,270 5.00% 12 Public Funds 29,387 4.68% 13 Bus / Corp 29,110 0.92% 14 Public Funds 24,609 5.00% 15 Bus / Corp 22,335 4.46% 16 Public Funds 20,064 5.00% 17 Bus / Corp 19,833 0.05% 18 Public Funds 19,756 1.37% 19 Bus / Corp 19,525 4.47% 20 Bus / Corp 18,088 3.73% 1. Excludes Brokered Deposits and CD’s

Investments Municipal Bonds Corporate Bonds (in millions) (in millions) Moody’s Rating State Moody’s Rating Aaa 1.0 PA 1.3 Aa3 1.0 Aa3 — TN 1.0 Aa2 1.5 Aa2 — Total 2.3 Aa1 — A1 — Aaa 0.5 A2 — A3 13.9 N/A 1.3 A2 25.3 Total 2.3 A1 38.5 Baa2 — S&P Rating Type Baa1 — AAA 1.0 GO 2.3 WR 0.5 AA 1.3 REV — N/A 10.0 NR — Total 2.3 Total 91.2 N/A — Total 2.3 33 MBS/ CMO 83.2% Other 0.6% Corporate Bonds 15.8% Municipal Bonds 0.4% $522 Million at 3/31/23 Investment Portfolio Investment Portfolio Details

LOAN PORTFOLIO DETAIL AND CREDIT OVERVIEW

Loan & Lease Detail Chart Data is as of December 31 except for 2023 (3/31) 2020 - 2022 Total Loans excludes PPP 35 1,375 1,542 1,741 2,040 2,459 2,719 3,028 3,128 823 896 938 947 893 956 1,087 1,033 175 176 216 233 243 284 382 377 294 342 363 374 381 410 478 499 30 28 33 30 27 26 28 29 291 322 388 439 488 541 730 780 163 184 186 174 167 159 177 172 135 130 142 149 165 185 211 223 Real estate-commercial Commercial, Financial and Agricultural Real estate-construction Real estate-residential secured for business purpose Loans to individuals Real estate-residential secured for personal purpose Real estate-home equity secured for personal purpose Lease financings 2016 2017 2018 2019 2020 2021 2022 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500

# *Largest Loan Exposures – As of 3/31/23*

| Commercial Real Estate and Residential Real Estate Secured for Business Purposes<br>$4,003M \| Avg Loan Size $619K | | | | |
|---|---|---|---|---|
| Rank | Loan Type/Industry | Risk Rating | Exposure (000s) | Geography |
| 1 | Real Estate Development | Pass | $ 40,545 | New Jersey |
| 2 | CRE - Mixed-Use | Pass | $ 39,500 | Southeastern PA |
| 3 | New Car Dealers | Pass | $ 38,934 | Southeastern PA |
| 4 | Real Estate Development | Pass | $ 38,649 | Southeastern PA |
| 5 | Hotels & Motels | Pass | $ 37,059 | Central PA |
| 6 | CRE - Office | Pass | $ 35,002 | Southeastern PA |
| 7 | CRE - Various | Pass | $ 34,977 | Central PA |
| 8 | Hotels & Motels | Pass | $ 34,136 | New Jersey |
| 9 | CRE - Industrial/Warehouse | Pass | $ 32,475 | Southeastern PA |
| 10 | Repair and Maintenance | Pass | $ 31,114 | Central PA |

| Commercial & Industrial<br>$1,033M \| Avg Loan Size $346K | | | | |
|---|---|---|---|---|
| Rank | Loan Type/Industry | Risk Rating | Exposure (000s) | Geography |
| 1 | Rental and Leasing Services | Pass | $ 45,000 | New Jersey |
| 2 | Private Equity & Special Purpose Entities | Pass | $ 45,000 | Southeastern PA |
| 3 | Motor Vehicle and Parts Dealers | Pass | $ 45,000 | Southeastern PA |
| 4 | Poultry Farms | Pass | $ 35,580 | Central PA |
| 5 | Credit Intermediation & Other Activities | Pass | $ 35,000 | New Jersey |
| 6 | Health Care & Home Care Products | Pass | $ 30,746 | New York |
| 7 | Truck Transportation | Pass | $ 30,126 | New Jersey |
| 8 | Private Equity & Special Purpose Entities | Pass | $ 30,000 | New York |
| 9 | Highway, Street & Bridge Construction | Pass | $ 29,357 | Southeastern PA |
| 10 | Merchant Wholesalers, Durable Goods | Pass | $ 28,714 | Northeastern PA |

| Equipment Finance<br>$223M \| Avg Balance per Account $43K | | | | |
|---|---|---|---|---|
| Rank | Loan Type/Industry | Risk Rating | Exposure (000s) | Geography |
| 1 | Storage Facility | ---N/A--- | $ 2,794 | New Jersey |
| 2 | Intermediate Unit | | $ 2,474 | Pennsylvania |
| 3 | Fire Department | | $ 1,233 | New Jersey |
| 4 | School District | | $ 1,232 | New Jersey |
| 5 | School District | | $ 1,108 | New Jersey |
| 6 | School District | | $ 1,054 | New Jersey |
| 7 | Contractor | | $ 977 | New York |
| 8 | Intermediate Unit | | $ 938 | Pennsylvania |
| 9 | Other Waste Collection | | $ 821 | New York |
| 10 | Medical | | $ 784 | New Jersey |

| Consumer Loans<br>$1,072M \| Avg Loan Size $377K (Res Mtg) / $56K (HE) / $27K (Cons) | | | | |
|---|---|---|---|---|
| Rank | Loan Type/Industry | Risk Rating | Exposure (000s) | Geography |
| 1 | 1-4 Family Residential | ---N/A--- | $ 6,436 | Florida |
| 2 | 1-4 Family Residential | | $ 3,166 | Florida |
| 3 | 1-4 Family Residential | | $ 3,072 | New Jersey |
| 4 | 1-4 Family Residential | | $ 2,813 | New Jersey |
| 5 | 1-4 Family Residential | | $ 2,780 | New Jersey |
| 6 | 1-4 Family Residential | | $ 2,673 | Pennsylvania |
| 7 | 1-4 Family Residential | | $ 2,670 | New Jersey |
| 8 | 1-4 Family Residential | | $ 2,498 | Pennsylvania |
| 9 | 1-4 Family Residential | | $ 2,471 | New Jersey |
| 10 | 1-4 Family Residential | | $ 2,463 | Pennsylvania |

36

Loan Portfolio Overview – As of 3/31/23 37 Industry Description Total Outstanding Balance % of Commercial Loan Portfolio CRE - Retail $ 443,932 8.8 % Animal Production 341,832 6.8 CRE - Office 308,583 6.1 CRE - Multi-family 294,816 5.8 CRE - 1-4 Family Residential Investment 269,295 5.3 Hotels & Motels (Accommodation) 207,019 4.1 CRE - Industrial / Warehouse 199,372 4.0 Nursing and Residential Care Facilities 165,160 3.3 Homebuilding (tract developers, remodelers) 156,753 3.1 Education 155,441 3.1 Specialty Trade Contractors 149,939 3.0 Merchant Wholesalers, Durable Goods 128,837 2.6 Motor Vehicle and Parts Dealers 123,448 2.5 CRE - Mixed-Use - Residential 111,124 2.2 Crop Production 93,487 1.9 Administrative and Support Services 85,589 1.7 Rental and Leasing Services 79,800 1.6 Wood Product Manufacturing 78,939 1.6 CRE - Mixed-Use - Commercial 78,628 1.6 Real Estate Lenders, Secondary Market Financing 76,798 1.5 Religious Organizations, Advocacy Groups 74,590 1.5 Fabricated Metal Product Manufacturing 70,896 1.4 Merchant Wholesalers, Nondurable Goods 68,129 1.3 Food Services and Drinking Places 66,605 1.3 Food Manufacturing 66,425 1.3 Personal and Laundry Services 64,434 1.3 Amusement, Gambling, and Recreation Industries 61,295 1.2 Repair and Maintenance 56,749 1.1 Miniwarehouse / Self-Storage 56,336 1.1 Private Equity & Special Purpose Entities (excluding Trusts, Estates and Agency Accounts) 54,918 1.1 Truck Transportation 52,263 1.0 Industries with >$50 million in outstandings $ 4,241,432 84.2 % Industries with <$50 million in outstandings $ 794,605 15.8 % Total Commercial Loans $ 5,036,037 100.0 % Consumer Loans and Lease Financings Total Outstanding Balance Real Estate-Residential Secured for Personal Purpose $ 779,557 Real Estate-Home Equity Secured for Personal Purpose 172,073 Loans to Individuals 28,656 Lease Financings 223,481 Total Consumer Loans and Lease Financings $ 1,203,767 Total $ 6,239,804

Credit Infrastructure 38 Approval Process Credit / Risk Owns Borrower Risk Risk Assessment/Analysis Portfolio Risk Assessment Credit Risk Structure Underwriting Process Approval Sign-Off Independent Loan Review Line of Business Owns Borrower Relationship Business/Industry Expertise or Analysis Transaction Structure Negotiations Term Sheet Shared Approval Process RISK Management Process Experienced credit team Conservative credit culture Centralized credit underwriting process Significant Management oversight via committee approvals for $10 million or greater

• Limited single signature lending authority. Joint signature up to $10.0MM, then management level loan committee for the largest exposures. ◦ Itemized report of all closed loans of $500K or more reported weekly to Officers Loan Committee. • Robust independent loan review process, using team based audits with risk based scope. • Generally, lending is in Pennsylvania, Delaware, New Jersey and Maryland. • Management of risk appetite through quarterly reporting to Enterprise Risk Management Committee of the Board (“ERM”). ◦ In-House commercial concentrations levels vs. policy limits, out of market lending report, largest commercial borrowers, regulatory concentrations vs. risk based capital, CRE regulatory guidance report. • CRE portfolio trends and market analysis, with stress testing, presented annually to ERM Committee, meeting regulatory expectations for portfolio stress testing. • Independent departments for appraisal and environmental report ordering, construction loan disbursement and monitoring. • Chief Risk Officer (Megan Santana) reports directly to the Board of Directors. Credit Overview 39

LINE OF BUSINESS OVERVIEW

Commercial Banking • 109 lenders, relationship managers and portfolio managers operating in four divisions established by geography (serving clients primarily in Pennsylvania, New Jersey, Delaware and Maryland) ◦ East Penn and New Jersey: Bucks, Montgomery, Chester, Delaware, Berks, Philadelphia, Lehigh and Northampton counties in Pennsylvania and Cape May, Atlantic and Burlington counties in New Jersey ◦ Central PA: Lancaster, York, Cumberland, Lebanon and Dauphin counties ◦ Western PA: Allegheny, Armstrong, Beaver, Butler, Fayette, Washington and Westmoreland counties ◦ Maryland: Baltimore, Baltimore City, Howard and Anne Arundel Counties • Average loan size ◦ Commercial real estate - $619K ◦ C&I - $346K ◦ Tax-exempt - $1.4M • Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services Tax-Exempt, 3.7% C&I, 19.4% Commercial Real Estate, 76.9% $5.0 billion, represents 80.7% of loans *includes $499 million of Residential Real Estate secured for Business Purpose 41 Commercial Banking Commercial Loan Detail as of 3/31/23

Consumer Banking • 28 financial service centers located in Bucks, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA; also operating 14 retirement centers in Bucks and Montgomery counties and 11 Regional Centers (Deposit Taking) • Proactively addressed continued reduction in transactional volume by closing 21 financial centers since September 2015; Reinvesting savings in our digital solutions and expanded operating footprint • Financial centers staffed by combination of personal bankers and tellers, providing both transaction and consultative services augmented by technology • Focused on creating seamless customer experience between in-person and digital • Growth strategy focused on obtaining consumer business from commercial customers and their employee base 42

Mortgage Banking • 59 Loan Officers predominately operating in Bank’s core footprint • Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA ◦ FNMA and FHLMC eligible loans sold with servicing retained ◦ GNMA issuer ◦ FHA, VA and USDA loans currently sold primarily to correspondents with servicing released; we will be ramping up in-house securitization with servicing retained ◦ Portfolio primarily non-conforming (size) hybrid ARMs • $1.5 billion in loans serviced for others as of 3/31/23; $8.1 million in mortgage servicing rights • Residential mortgages (includes home equity loans) on balance sheet of $952 million or 15.3% of total loans as of 3/31/23 Chart data for the year ended December 31 except for 2023 (3/31) 43 $ (0 00 ) M SR A sset V alue ($000) Agency Correspondent Portfolio MSR Asset 2016 2017 2018 2019 2020 2021 2022 2023 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 $9,000 Mortgage Banking Residential Mortgage Originations

Univest Capital, Inc. • Equipment financing business with $223 million in lease receivables as of 3/31/23 • Average lease size $43,000 typically with four-year term • Primary industries served: health care, education/office, automotive, golf/turf, technology and energy • Manage residual risk by primarily using $1 buyout leases and equipment finance agreements (~$1.2 million of residuals as of 3/31/23) Chart data as of December 31 except for 2023 (3/31) 44 $ (0 00 ) Y ield Commercial Government Yield 2016 2017 2018 2019 2020 2021 2022 2023 — 40,000 80,000 120,000 160,000 200,000 240,000 280,000 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Univest Capital Lease Financing

Wealth Management • Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust • The wealth management division operates under the Girard brand (i.e. Girard Advisory Services, LLC, Girard Benefits Group, LLC, Girard Pension Services, LLC, Girard Investment Services, LLC) • Organic growth supplemented by acquisition ◦ Trust powers obtained in 1928 ◦ Broker / Dealer acquired in 1999 ◦ Municipal pension operation acquired in 2008 ◦ Registered investment advisor, Girard Partners, acquired in 2014 • $4.3 billion in assets under management/ supervision at 3/31/23 Chart data as of December 31 except for 2023 (3/31) $ (0 00 ) RIA & Pension Services Broker/Dealer Trust 2016 2017 2018 2019 2020 2021 2022 2023 — 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 45 Wealth Management Assets Under Management

Insurance • Independent insurance agency with more than 60 carrier relationships • Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions • Built via a series of eight acquisitions beginning in 2000 • Agent for written premiums of $210 million as of 3/31/23. Chart data as of December 31 except for 2023 (3/31) $ (0 00 ) Commercial Personal Employee Benefits 2016 2017 2018 2019 2020 2021 2022 2023 — 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 46 Insurance Agent Written Premiums

APPENDIX (Non-GAAP Reconciliations)

# *Appendix – Non-GAAP Reconciliations*

| $s in millions | | 2017 | | 2018 | | 2019 | | 2020 | | 2021 | | 2022 | | Q1 YTD 2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **1. Tangible Common Equity** | | | | | | | | | | | | | | |
| Shareholders' Equity | $ | 603,374 | $ | 624,133 | $ | 675,122 | $ | 692,472 | $ | 773,794 | $ | 776,500 | $ | 798,496 |
| Less: Goodwill | | 172,559 | | 172,559 | | 172,559 | | 172,559 | | 175,510 | | 175,510 | | 175,510 |
| Less: Other Intangibles [1] | | 7,357 | | 5,264 | | 3,815 | | 2,580 | | 4,210 | | 3,251 | | 3,054 |
| Tangible Common Equity | $ | 423,458 | $ | 446,310 | $ | 498,748 | $ | 517,333 | $ | 594,074 | $ | 597,739 | $ | 619,932 |
| **2. Average Tangible Common Equity** | | | | | | | | | | | | | | |
| Average Shareholders' Equity | $ | 527,087 | $ | 612,197 | $ | 652,453 | $ | 668,201 | $ | 734,456 | $ | 771,499 | $ | 789,153 |
| Less: Average Goodwill | | 172,559 | | 172,559 | | 172,559 | | 172,559 | | 172,810 | | 175,510 | | 175,510 |
| Less: Average Other Intangibles [1] | | 8,751 | | 6,258 | | 4,548 | | 3,181 | | 2,338 | | 3,694 | | 3,137 |
| Average Tangible Common Equity | $ | 345,777 | $ | 433,380 | $ | 475,346 | $ | 492,461 | $ | 559,308 | $ | 592,295 | $ | 610,506 |
| **3. Core Net Interest Income excluding PPP** | | | | | | | | | | | | | | |
| Net Interest Income | $ | 143,176 | $ | 158,062 | $ | 169,232 | $ | 174,361 | $ | 188,383 | $ | 218,297 | $ | 59,317 |
| Tax Equivalent Interest Income [2] | | 5,637 | | 2,649 | | 2,594 | | 2,466 | | 2,128 | | 1,915 | | 367 |
| Net Interest Income Tax Equivalent | $ | 148,813 | $ | 160,711 | $ | 171,826 | $ | 176,827 | $ | 190,511 | $ | 220,212 | $ | 59,684 |
| Less: PPP Net Interest Income | | — | | — | | — | | 7,862 | | 15,032 | | 797 | | — |
| Core Net Interest Income excluding PPP | $ | 148,813 | $ | 160,711 | $ | 171,826 | $ | 168,965 | $ | 175,479 | $ | 219,415 | $ | 59,684 |
| **4. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax** | | | | | | | | | | | | | | |
| Noninterest expense | $ | 130,713 | $ | 137,239 | $ | 146,090 | $ | 154,998 | $ | 167,409 | $ | 186,774 | $ | 49,529 |
| Less: Restructuring costs | | — | | 571 | | — | | 1,439 | | — | | 184 | | — |
| Plus: FDIC Small Bank Assessment Credit | | — | | — | | 1,102 | | — | | — | | — | | — |
| Plus: Capitalized compensation for PPP Loans | | — | | — | | — | | 1,280 | | 616 | | — | | — |
| Less: Digital transformation | | — | | — | | — | | — | | — | | 3,806 | | 483 |
| Less: Market Expansions | | — | | — | | — | | — | | — | | 705 | | 768 |
| Core Noninterest Expense | $ | 130,713 | $ | 136,668 | $ | 147,192 | $ | 154,839 | $ | 168,025 | $ | 182,079 | $ | 48,278 |
| Less: Bank Capital Stock Tax Expense | | 3,644 | | 3,857 | | 3,895 | | 4,376 | | 4,728 | | 4,833 | | 1,305 |
| Core Noninterest Expense, excl PA shares tax | $ | 127,069 | $ | 132,811 | $ | 143,297 | $ | 150,463 | $ | 163,297 | $ | 177,246 | $ | 46,973 |

1. Amount does not include mortgage servicing rights
2. Based upon a pro forma 21% tax rate for all periods presented.

48

# Appendix – Non-GAAP Reconciliations (cont.)

| $s in millions | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | Q1 YTD 2023 |
|---|---|---|---|---|---|---|---|
| **5. Core Tax Equivalent Revenue** | | | | | | | |
| Total Revenue | $ 202,416 | $ 218,235 | $ 234,654 | $ 252,689 | $ 271,607 | $ 296,182 | $ 78,997 |
| Plus: Tax Equivalent Adjustment | 6,697 | 3,493 | 3,439 | 3,248 | 3,186 | 2,922 | 571 |
| Tax Equivalent Revenue [1] | $ 209,113 | $ 221,728 | $ 238,093 | $ 255,937 | $ 274,793 | $ 299,104 | $ 79,568 |
| Less: BOLI Death Benefits (Tax Equivalent) | — | 715 | — | — | 1,392 | 1,237 | — |
| Less: PPP Net Interest Income | — | — | — | 7,862 | 15,032 | 797 | — |
| Core Tax Equivalent Revenue | $ 209,113 | $ 221,013 | $ 238,093 | $ 248,075 | $ 258,369 | $ 297,070 | $ 79,568 |
| **6. Core Pre-Tax Pre-Provision Income less Net Charge-offs ("PTPP-NCO")** | | | | | | | |
| Pre-Tax Income | $ 61,811 | $ 60,686 | $ 80,053 | $ 56,897 | $ 114,330 | $ 97,210 | $ 26,081 |
| Plus: Provision for Credit Losses | 9,892 | 20,310 | 8,511 | 40,794 | (10,132) | 12,198 | 3,387 |
| Less: BOLI Death Benefits | 889 | 446 | — | — | 1,101 | 977 | — |
| Plus: Restructuring Charges | — | 571 | — | 1,439 | — | 184 | — |
| Less: Net Charge-offs | 5,836 | 12,501 | 2,551 | 4,648 | 213 | 3,895 | 2,842 |
| Less: FDIC Small Bank Assessment Credit | — | — | 1,102 | — | — | — | — |
| Less: PPP Activity | — | — | — | 9,142 | 15,648 | 797 | — |
| Plus: Digital transformation | — | — | — | — | — | 3,806 | 483 |
| Plus: Market Expansions | — | — | — | — | — | 705 | 732 |
| Core PTPP-NCO | $ 64,978 | $ 68,620 | $ 84,911 | $ 85,340 | $ 87,236 | $ 108,434 | $ 27,841 |
| Plus: Intangible expense | 2,582 | 2,166 | 1,595 | 1,216 | 979 | 1,293 | 253 |
| Core PTPP-NCO excluding intangible expense | $ 67,560 | $ 70,786 | $ 86,506 | $ 86,556 | $ 88,215 | $ 109,727 | $ 28,094 |
| **7. Average Interest Earning Assets excluding Excess Liquidity and PPP Loans** | | | | | | | |
| Average Interest Earning Assets | $ 3,938,520 | $ 4,321,322 | $ 4,783,680 | $ 5,594,910 | $ 6,232,133 | $ 6,520,116 | $ 6,763,347 |
| Less: Average PPP Loans | — | — | — | 342,920 | 281,484 | 7,939 | — |
| Less: Average Excess Liquidity [2] | — | 94,669 | 101,760 | 234,372 | 436,351 | 285,875 | 7,835 |
| Avg Int Earning Assets excl. Excess Liq. & PPP | $ 3,938,520 | $ 4,226,653 | $ 4,681,920 | $ 5,017,618 | $ 5,514,298 | $ 6,226,302 | $ 6,755,512 |
| **8. Average Assets Excluding PPP** | | | | | | | |
| Average Assets | $ 4,356,540 | $ 4,737,772 | $ 5,224,583 | $ 6,006,877 | $ 6,655,443 | $ 6,956,292 | $ 7,219,211 |
| Less: Average PPP Loans | — | — | — | 342,920 | 281,484 | 7,939 | — |
| Average Assets Excluding PPP | $ 4,356,540 | $ 4,737,772 | $ 5,224,583 | $ 5,663,957 | $ 6,373,959 | $ 6,948,353 | $ 7,219,211 |
| **9. Total Loans excluding PPP** | | | | | | | |
| Total Loans | $ 3,620,067 | $ 4,006,574 | $ 4,386,836 | $ 5,306,841 | $ 5,310,017 | $ 6,123,230 | $ 6,239,804 |
| Less: PPP Loans | — | — | — | 483,773 | 31,748 | 2,147 | — |
| Total Loans excluding PPP | $ 3,620,067 | $ 4,006,574 | $ 4,386,836 | $ 4,823,068 | $ 5,278,269 | $ 6,121,083 | $ 6,239,804 |

1. Based upon a pro forma 21% tax rate for all periods presented.
2. Excess liquidity is defined by Management as Interest Earning Deposits with Other Banks greater than $40 million

49